Baird Equity Opportunity Fund
Schedule of Investments, September 30, 2022 (Unaudited)
				% of
		Shares	Value	Net Assets
Common Stocks

Aerospace & Defense
Cadre Holdings, Inc.		97,724	$2,351,239	4.4%
Chemicals
Huntsman Corp.		25,000	613,500	1.1%
Communications Equipment
Infinera Corp. (1)		354,961	1,718,011	3.2%
Construction & Engineering
Fluor Corporation (1)		64,581	1,607,421	3.0%
Valmont Industries, Inc.		10,928	2,935,479	5.5%
			4,542,900	8.5%
Diversified Consumer Services
Mister Car Wash, Inc. (1)		105,055	901,372	1.7%
Electrical Equipment
nVent Electric PLC (4)		82,742	2,615,475	4.9%
Energy Equipment & Services
Liberty Energy, Inc. (1)		24,470	310,280	0.6%
NexTier Oilfield Solutions, Inc. (1)		160,402	1,186,975	2.2%
Oceaneering International, Inc. (1)		71,393	568,288	1.1%
			2,065,543	3.9%
Entertainment
Madison Square Garden Sports Corp. (1)		13,607	1,859,533	3.5%
Food & Staples Retailing
Chefs' Warehouse Inc. (1)		118,672	3,437,928	6.4%
Health Care Providers & Services
Castle Biosciences, Inc. (1)		24,751	645,506	1.2%
Health Care Technology
Evolent Health, Inc. (1)		89,346	3,210,202	6.0%
Internet & Direct Marketing Retail
Xometry, Inc. (1)		34,690	1,970,045	3.7%
IT Services
Euronet Worldwide, Inc. (1)		13,480	1,021,245	1.9%
Global Payments, Inc.		16,701	1,804,543	3.4%
			2,825,788	5.3%
Leisure Products
Clarus Corp.		217,932	2,935,544	5.5%
Vista Outdoor, Inc. (1)		62,488	1,519,708	2.8%
			4,455,252	8.3%
Life Sciences Tools & Services
NeoGenomics, Inc. (1)		120,068	1,033,785	1.9%
Machinery
Ingersoll Rand, Inc.		48,307	2,089,761	3.9%
Oil, Gas & Consumable Fuels
Devon Energy Corp.		10,000	601,300	1.1%
Diamondback Energy, Inc.		10,252	1,234,956	2.3%
			1,836,256	3.4%
Professional Services
Leidos Holdings, Inc.		12,404	1,084,978	2.0%
Verisk Analytics, Inc.		13,248	2,259,181	4.2%
			3,344,159	6.2%
Semiconductors & Semiconductor Equipment
Magnachip Semiconductor Corp. (1)(2)		23,540	241,050	0.4%
SiTime Corp. (1)		15,409	1,213,150	2.3%
Universal Display Corp.		15,406	1,453,556	2.7%
			2,907,756	5.4%
Software
Blackbaud, Inc. (1)		56,617	2,494,545	4.6%
Dropbox, Inc. (1)		118,341	2,452,026	4.6%
NCR Corp. (1)		35,700	678,657	1.3%
ON24, Inc. (1)		132,925	1,169,740	2.2%
Opera Ltd. - ADR (1)(2)		169,201	734,332	1.4%
			7,529,300	14.1%
Total Common Stocks			51,953,311	97.0%
(Cost $60,908,666)
		Number of
Purchased Option	Notional Amount	Contracts(5)
Call Option Contract
SPDR Series Trust S&P Regional Banking, Exercise Price: $65.00, Expiration: 12/16/2022 (6)	$ 677,120	115	12,880	0.0%
Total Purchased Option Contract			12,880	0.0%
(Cost $26,055)

Short-Term Investment		Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 2.80% (3)		2,439,166	2,439,166	4.6%
Total Short-Term Investment			2,439,166	4.6%
(Cost $2,439,166)
Total Investments			54,405,357	101.6%
(Cost $63,373,887)
Liabilities in Excess of Other Assets			(879,708)	(1.6)%
TOTAL NET ASSETS			$53,525,649	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
(4)	All of a portion of this security is held as collateral for options written. At September 30, 2022, the value of this collateral is $1,896,600.
(5)	Each contract is equivalent to 100 shares of common stock.
(6)	Held in connection with written option contracts. See Schedule of Written Option Contracts for further information.
ADR	- American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Baird Equity Opportunity Fund
Summary of Fair Value Exposure at September 30, 2022 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$51,953,311	$–	$–	$51,953,311
Total Equity	51,953,311	–	–	51,953,311
Purchased Option
Call Option Contract	12,880	–	–	12,880
Total Purchased Option	12,880	–	–	12,880
Short-Term Investment
Money Market Mutual Fund	2,439,166	–	–	2,439,166
Total Short-Term Investment	2,439,166	–	–	2,439,166
Total Investments*	$54,405,357	$–	$–	$54,405,357

Written Option Contracts
Call Option Contracts	$–	$(50,800)	$–	$(50,800)
Put Option Contracts	(7,015)	(172,050)	–	(179,065)
Total Written Option Contracts	$(7,015)	$(222,850)	$–	$(229,865)

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.

Baird Equity Opportunity Fund
Schedule of Written Option Contracts
September 30, 2022 (Unaudited)
		Number of
Written Option Contracts	Notional Amount	Contracts (a)	Value
Call Option Contracts
SiTime Corp., (Exercise Price: $135.00, Expiration: 02/17/2023)	$236,190	(30)	$(8,550)
Xometry, Inc., (Exercise Price: $65.00, Expiration: 01/20/2023)	369,135	(65)	(42,250)
Total Call Option Contracts (Premiums Received $143,509)			(50,800)

Put Option Contracts
SiTime Corp., (Exercise Price: $135.00, Expiration: 02/17/2023)	236,190	(30)	(172,050)
SPDR Series Trust S&P Regional Banking, (Exercise Price: $49.00, Expiration: 12/16/2022)	677,120	(115)	(7,015)
Total Put Option Contracts (Premium Received $95,718)			(179,065)
Total Written Option Contracts (Premiums Received $239,227)			$(229,865)

(a) Each contract is equivalent to 100 shares of common stock.